UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14c of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

Premiere Publishing Group, Inc.
(Name of Registrant as Specified in its Charter)

__________________________________________________________
(Name of Person Filing Information Statement, if Other Than the Registrant)

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PREMIERE PUBLISHING GROUP, INC.
264 Union Blvd. First Floor
Totowa, NJ 07512
973 390 0072

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF PREMIERE PUBLISHING GROUP, INC.

I am writing to inform you that the Board of Directors of Premiere Publishing Group, Inc. (the "Company"), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate actions in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

1.	The amendment to the Company's Articles of Incorporation to effect a change in the Company’s name to PREMIERE OPPORTUNITIES GROUP, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

This Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed there under. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company., the Company will file a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to effect the name change of the Company.

February 22, 2011	By Order of the Board of Directors

/s/ OMAR BARRIENTOS
Omar Barrientos, President

PREMIERE PUBLISHING GROUP, INC.
264 Union Blvd. First Floor
TOTOWA, NJ 07512

INFORMATION STATEMENT
February 22, 2011

This Information Statement is being communicated on or about February 222, 2011 to the stockholders of Premiere Publishing Group, Inc., a Nevada corporation (hereinafter referred to as the "Company"),  in connection with the corporate actions referred to below. The Company's board of directors (the "Board") and holders (collectively, the "Consenting Stockholders") of a majority of the issued and outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company entitled to vote on the matters set forth herein have approved the corporate actions described below. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on February 1st. 2011 (the "Record Date").

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

CORPORATE ACTIONS

The Nevada General Corporation Law permits the holders of a majority of the shares of the Company's outstanding Common Stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. Consenting Stockholders holding a majority of  the shares of Common Stock,  entitled to vote on the matter set forth herein, consented in writing without a meeting to the matters described herein. As a result, no further votes will be needed to approve the matters set forth herein.  In accordance with Nevada General Corporation Law and the Company’s Articles of Incorporations and Bylaws, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein.

The Board and the Consenting Stockholders have consented to (a) the adoption and filing of a Certificate of Amendment ("Certificate of Amendment") to the Articles of Incorporation of the Company in the form of EXHIBIT A attached to this Information Statement, which provides for the amendment to the Company's Articles of Incorporation (i) to effect a change of the Company’s name to PREMIERE OPPORTUNITIES GROUP, INC.

VOTING SECURITIES

As of January 12, 2011, there were 98,128,139 shares of our common stock outstanding. Each outstanding share of common stock is entitled to one vote per share.

DISSENTERS’ RIGHT OF APPRAISAL

Under Nevada law and our Articles of Incorporation and Bylaws, no stockholder has any right to dissent to the proposed  name change, and is not entitled to appraisal of or payment for their shares of our stock.

NO FURTHER SHAREHOLDER ACTION IS REQUIRED

Under Nevada law and our Articles of Incorporation and Bylaws, these actions will become effective on the effective date without further shareholder action.

(ITEM 1)
AMENDMENT TO ARTICLES OF INCORPORATION
TO EFFECT A CHANGE IN NAME

On February 22, 2011, the Board and the Consenting Stockholders adopted a resolution to amend the Company's Articles of Incorporation to effect a change in the name of the Company to PREMIERE OPPORTUNITIES GROUP, INC.

The Board will have the authority to determine the exact timing of the Effective Date without further stockholder approval. Such timing will be determined in the judgment of the Board.

 The Common Stock issued will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY'S COMMON STOCK

The Board believes that the name change will encourage greater interest in the Company's Common Stock by the investment community and by potential business combination participants.

BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL

On February 22, 2011, our Board and stockholders holding a majority of our voting power (i.e., the Consenting Stockholders) approved a resolution to amend our Articles of Incorporation and authorize our Board, at its discretion, to amend our Articles of Incorporation and authorize our Board to change the name of the Company to PREMIERE OPPORTUNITIES GROUP, INC

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

None of the Company's directors and executive officers has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon which is not shared by all other holders of the Company’s common stock and other voting securities.

The Company files annual and quarterly reports, proxy statements, and other reports and information electronically with the Securities and Exchange Commission. The Company's filings are available through the Commission's website at the following address: http://www.sec.gov.

By Order of the Board of Directors,

/s/ Omar Barrientos	Date: February 22, 2011
OMAR BARRIENTOS
PRESIDENT

Exhibit A

CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
PREMIERE PUBLISHING GROUP, INC.

The undersigned officer of Premiere Publishing Group, Inc. does hereby certify that:

1.           The name of the corporation for which this Certificate of Amendment to the Articles of Incorporation is being filed is Premiere Publishing Group, Inc. (the "Corporation").

2.           The original Articles of Incorporation of the Corporation, as subsequently amended, were filed on March 25, 2005 (the "Articles of Incorporation").

3.           The Articles of Incorporation of the Corporation shall be amended as follows:

A.           Article I is amended to read as follows:

The name of the Corporation is PREMIERE OPPORTUNITIES GROUP, INC.

4.           This Certificate of Amendment to the Articles of Incorporation has been approved by the Board of Directors of the Corporation and by more than a majority of the outstanding stockholders of the Corporation.
IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set his hands this _________________________ day of ____, 2011.

___________________
Name:    Omar Barrientos
Title:      President